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                                                                    EXHIBIT 99.7

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                          OFFICE OF THRIFT SUPERVISION

                            Washington, D.C.  20552



                                  FORM  8 - K

                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  June 3, 1997
                       (Date of earliest event reported)


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                             GLENDALE FEDERAL BANK,
                              FEDERAL SAVINGS BANK
             (Exact name of registrant as specified in its charter)



                                Docket No. 3088


    United States of America                               95-0775407
   (State or other jurisdiction                        (I.R.S. Employer
    of incorporation)                                   Identification Number)


414 North Central Avenue, Glendale, California                      91203
  (Address of principal executive office)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (818) 500-2000

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ITEM 5.   OTHER EVENTS

          As described in prior filings, a wholly-owned subsidiary of Glendale Federal Bank, Federal Savings Bank (the "Bank"), is a defendant in consolidated class actions pending in the United States District Court for the Central District of California entitled In Re GLENFED, Inc. Securities Litigation, Civil No. 91-0818 WJR, originally filed on January 18, 1991. The Bank subsidiary is the successor by merger to the Bank's former parent corporation, GLENFED, Inc. As described in the Quarterly Report on Form 10-Q filed by the Bank for the quarter ended March 31, 1997, the court in this proceeding issued a ruling denying class certification on April 15, 1997 and counsel for the purported class thereafter filed a motion in intervention seeking to substitute other class representatives. At a hearing held on June 3, 1997 the motion was granted. The new plaintiffs have filed a complaint seeking class certification. The Bank's subsidiary intends vigorously to oppose the claims of the new plaintiffs.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     Glendale Federal Bank, Federal Savings Bank
                                     -------------------------------------------
                                                     (Registrant)



Date:     July 8, 1997             By: /s/ John E. Haynes
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                                      John E. Haynes
                                      Executive Vice President and
                                      Chief Financial Officer